                                 Exhibit 10.1

GreenPoint Mortgage                                        SERVICING CERTIFICATE

=============================================================================================================================
Revolving Home Equity Loan       LIBOR:                         6.62125%   Current Collection Period:      09/01/00-09/30/00
Asset-Backed Notes               Margin A-1:                    0.30000%   P&S Agreement Date:                  12/1/99

Series 1999-2                    Class A-1  Note Rate:          6.92125%   Original Closing Date:              12/22/99
                                 Class A-2  Note Rate:          7.00125%   Distribution Date:                  10/16/00
                                 Margin A-2:                    0.38000%   Record Date:                        10/15/00
                                 Interest Period 09/15/00                  Pool Factor:                       81.5057819%
                                 thru 10/15/00:                    31
                                 Servicing Fee Rate:            0.50000%   Initial Class A-1 O/C Amt:            22.71
                                 Class A-1 Premium Fee Rate:    0.18000%   Initial Class A-2 O/C Amt:           565.15
                                 Class A-2 Premium Fee Rate:    0.18000%
                                                                           Class A-1 O/C Amt as of Pmt        5,408,774.99
                                                                           Date:
                                 Trustee Fee:                   0.00900%   Class A-2 O/C Amt as of Pmt       1,291,965.86
                                                                           Date:
                                 Class A-1 Act Weighted Avg    12.56015%
                                 Ln Rate:
                                 Class A-2 Act Weighted Avg    12.41632%
                                 Ln Rate:

                                 Total Management Fee            500.00
        =====================================================================================================================

BALANCES
        Beginning Class A-1 Pool Balance                                                                      177,168,728.35
        Beginning Class A-2 Pool Balance                                                                       40,095,559.54

        Beginning Class A-1 Note Balance -- CUSIP 395385AA5                                                   172,170,394.98
        Beginning Class A-2 Note Balance -- CUSIP 395385AB3                                                    38,981,757.18

        Class A-1 Overcollateralization Amount to Fill                                                                 (0.00)
        Class A-2 Overcollateralization Amount to Fill                                                            146,874.28

        Ending Class A-1 Pool Balance                                                                         169,874,532.27
        Ending Class A-2 Pool Balance                                                                          37,041,086.56

        Ending Class A-1 Note Balance -- CUSIP 395385AA5                                                      164,465,757.28
        Ending Class A-2 Note Balance -- CUSIP  395385AB3                                                      35,749,120.70

        Additional Balances  Class A-1                                                                          2,596,175.17
        Additional Balances  Class A-2                                                                            620,053.01

        Number of all Retransferred Mortgage Loans (Current Retransfer Date)                                               0
        Retransferred Mortgage Loan Trust Balances (Current Retransfer Date)                                            0.00
        Cumulative Number of all Retransferred Mortgage Loans (From Previous Distributions)                                0
        Cumulative Retransferred Mortgage Loan Trust Balances (From Previous Distributions)                             0.00
        Number of all Subsequent  Class A-1 HELOC Mortgage Loans (Current Date)                                            0
        Subsequent Class A-1 HELOC Mortgage Loan Asset Balance (Current Date)                                           0.00
        Number of all Subsequent Class A-2 Heloc Loans (Current Date)                                                      0
        Subsequent Class A-2 HELOC Loan Asset Balance (Current Date)                                                    0.00
        Number of all Subsequent HLTV Mortgage Loans (Current Date)                                                        0
        Subsequent HLTV Mortgage Loan Asset Balance (Current Date)                                                      0.00
        Cumulative Number of ALL Subsequent Mortgage Loans                                                                 0
        Cumulative Subsequent Mortgage Loan Asset Balance                                                               0.00
        Class A-1 Cumulative Excess of Draws Over Principal Paydown                                                     0.00
        Class A-1 Cumulative Excess of Draws Over Principal Paydown Recoup this Distribution                            0.00
        Beginning Loan Count                                                                                           4,879
        Ending Loan Count                                                                                              4,709

COLLECTION AMOUNTS Class A-1
   1    Aggregate of All Mortgage Collections (Gross)                                                          11,735,203.35
   2    Total Mortgage Interest Collections (Gross)                                                             1,844,832.10
        Servicing Fees (current collection period)                                                                 73,820.30
        Deferred Interest Transfer  (DI)                                                                                0.00
     3a      Mortgage Principal Collections                                                                     9,890,371.25
     3b      Pre-Funded Balance                                                                                         0.00
     3c      Net Liquidation Proceeds                                                                                   0.00
   3    Total Mortgage Principal Collections                                                                    9,890,371.25
        Aggregate of Transfer Deposits                                                                                  0.00
        Investor Loss Amount                                                                                            0.00
        Aggregate Investor Loss Reduction Amount                                                                   26,771.07

COLLECTION AMOUNTS Class A-2
   1    Aggregate of All Mortgage Collections (Gross)                                                           4,110,657.53
   2    Total Mortgage Interest Collections (Gross)                                                               436,131.54
        Servicing Fees (current collection period)                                                                 16,706.48
        Deferred Interest Transfer  (DI)                                                                                0.00
     3a      Mortgage Principal Collections                                                                     3,674,525.99
     3b      Pre-Funded Balance                                                                                         0.00
     3c      Net Liquidation Proceeds                                                                                   0.00
   3    Total Mortgage Principal Collections                                                                    3,674,525.99
        Aggregate of Transfer Deposits                                                                                  0.00
        Investor Loss Amount                                                                                            0.00
        Aggregate Investor Loss Reduction Amount                                                                        0.00

TOTAL COLLECTION AMOUNT
   1    Aggregate of All Mortgage Collections (Gross)                                                          15,845,860.88
   2    Total Mortgage Interest Collections (Gross)                                                             2,280,963.64
        Servicing Fees (current collection period)                                                                 90,526.79
        Deferred Interest Transfer  (DI)                                                                                0.00
     3a      Mortgage Principal Collections                                                                    13,564,897.24
     3b      Insurance Proceeds                                                                                         0.00
     3c      Net Liquidation Proceeds                                                                                   0.00
   3    Total Mortgage Principal Collections                                                                   13,564,897.24
        Aggregate of Transfer Deposits                                                                                  0.00
        Investor Loss Amount                                                                                            0.00
        Aggregate Investor Loss Reduction Amount                                                                   26,771.07

        Class A-1 Net Interest Collection                                                                       1,771,011.80
        Class A-2 Net Interest Collection                                                                         419,425.06

DISTRIBUTION AMOUNTS Class A-1
        Class A-1 Note    Interest 8.6 (d)(iv)                                                                  1,026,129.58
        Class A-1 Note    Unpaid Interest Shortfall (current cycle)                                                     0.00
        Class A-1 Note    Reserve Fund Amount                                                                     306,930.36
        Investor Loss Amount                                                                                            0.00
        Previous Investor Loss Amount                                                                                   0.00
        Monthly Credit Enhancer Premium 8.6 (d)(ii)                                                                25,825.56
        Credit Enhancer Reimbursement                                                                                   0.00
        Accelerated Principal Distribution Amount                                                                 410,441.62
        Spread Account Deposit                                                                                          0.00

        Indenture Trustee Fee 8.6 (d)(i)                                                                            1,291.28
        Management Fee 8.6 (d)(iii)                                                                                   393.40
        Payment to Servicer                                                                                             0.00
        Deferred Interest                                                                                               0.00
        Remaining Amount to Transferor                                                                                  0.00
        Total Certificateholders Distribution Allocable to Interest                                             1,771,011.79

        Maximum Principal Payment                                                                               7,294,196.08
        Scheduled Principal Collection Payment ((x)the excess of Max Prin Pymt (y) the HELOC Pool O/C                   0.00
        Redctin Amt) 8.6(d)(v)
        Accelerated Principal Distribution Amount                                                                 410,441.62
        Loan Loss                                                                                                       0.00
        Class A-1 Overcollateralization Deficit 8.6 (d)(vi)                                                             0.00
        Total Certificateholders Distribution Allocable to Principal                                            7,704,637.70

DISTRIBUTION AMOUNTS Class A-2
        Class A-2 Note    Interest 8.6 (d)(iv)                                                                    235,015.33
        Class A-2 Note    Unpaid Interest Shortfall (current cycle)                                                     0.00
        Class A-2 Note    Reserve Fund Amount                                                                           0.00
        Investor Loss Amount                                                                                            0.00
        Previous Investor Loss Amount                                                                                   0.00
        Monthly Credit Enhancer Premium 8.6 (d)(ii)                                                                 5,847.26
        Credit Enhancer Reimbursement                                                                                   0.00
        Accelerated Principal Distribution Amount                                                                 178,163.50
        Spread Account Deposit                                                                                          0.00
        Indenture Trustee Fee 8.6 (d)(i)                                                                              292.36
        Management Fee 8.6 (d)(iii)                                                                                   106.60
        Payment to Servicer                                                                                             0.00
        Deferred Interest                                                                                               0.00
        Remaining Amount to Transferor                                                                                  0.00
        Total Certificateholders Distribution Allocable to Interest                                               419,425.06

        Maximum Principal Payment                                                                               3,054,472.98
        Scheduled Principal Collection Payment ((x)the excess of Max Prin Pymt (y) the Second Pool O/C                  0.00
        Redctin Amt) 8.6(d)(v)
        Accelerated Principal Distribution Amount                                                                 178,163.50
        Loan Loss                                                                                                       0.00
        Class A-2 Overcollateralization Deficit 8.6 (d)(vi)                                                             0.00
        Total Certificateholders Distribution Allocable to Principal                                            3,232,636.48

TOTAL DISTRIBUTION AMOUNT
        Class A Note    Interest 8.6 (d)(iv)                                                                    1,261,144.91
        Class A Note    Unpaid Interest Shortfall (current cycle) 5.01(i)                                               0.00
        Class A Note    Reserve Fund Amount                                                                       306,930.36
        Investor Loss Amount  5.01(iii)                                                                                 0.00
        Previous Investor Loss Amount 5.01(iv)                                                                          0.00
        Monthly Credit Enhancer Premium 8.6 (d)(ii)                                                                31,672.82
        Credit Enhancer Reimbursement 5.01(vi)                                                                          0.00
        Accelerated Principal Distribution Amount 5.01(vii)                                                       588,605.12
        Spread Account Deposit 5.01(viii)                                                                               0.00
        Indenture  Trustee Fee 8.6 (d)(i)                                                                           1,583.64
        Management Fee 8.6 (d)(iii)                                                                                   500.00
        Payment to Servicer per Section 7.03 5.01 (x)                                                                   0.00
        Deferred Interest 5.01 (xi)                                                                                     0.00
        Remaining Amount to Transferor 5.01 (xii)                                                                       0.00
        Total Certificateholders Distribution Allocable to Interest                                             2,190,436.85

        Maximum Principal Payment                                                                              10,348,669.06
        Scheduled Principal Collection Payment                                                                          0.00
        Accelerated Principal Distribution Amount                                                                 588,605.12
        Loan Loss                                                                                                       0.00
        Overcollateralization Deficit 8.6 (d)(vi)                                                                       0.00
        Total Certificateholders Distribution Allocable to Principal                                           10,937,274.18

LOSSES/RETRANSFERS
        Unpaid Class A-1 Note    Interest Shortfall Due (From Previous Distributions)                                   0.00
        Unpaid Class A-2 Note    Interest Shortfall Due (From Previous Distributions)                                   0.00
        Interest Earned on Shortfall @ applicable Certificate Rate                                                      0.00
        Investor Loss Reduction Amount (From Previous Distributions)                                                    0.00

DISTRIBUTION TO CERTIFICATEHOLDERS  (PER CERTIFICATE WITH A $1,000 DENOMINATION) Class A-1
        Total Class A-1 Note Distribution Amount Allocable to Interest                                             5.3091687
        Interest Distribution Amount                                                                               5.3091687
        Unpaid Note Interest Shortfall Included in Current Distribution                                            0.0000000
        Unpaid Note Interest Shortfall Remaining after Current Distribution (Carryover)                            0.0000000

        Total Class A-1 Note Distribution Amount Allocable to Principal                                           39.8636021
        Maximum Principal Payment                                                                                 37.7399875
        Scheduled Principal Collections Payment                                                                    0.0000000
        Loan Loss                                                                                                  0.0000000
        Accelerated Principal Distribution Amount                                                                  2.1236146

Class A-2
        Total Class A-2 Note Distribution Amount Allocable to Interest                                             4.4875946
        Interest Distribution Amount                                                                               4.4875946
        Unpaid Note Interest Shortfall Included in Current Distribution                                            0.0000000
        Unpaid Note Interest Shortfall Remaining after Current Distribution (Carryover)                            0.0000000

        Total Class A-2 Note Distribution Amount Allocable to Principal                                           61.7268757
        Maximum Principal Payment                                                                                 58.3248612
        Scheduled Principal Collections Payment                                                                    0.0000000
        Loan Loss                                                                                                  0.0000000
        Accelerated Principal Distribution Amount                                                                  3.4020145

        Total Interest Amount Distributed to Class A Certificateholder                                             9.7967633
        Total Principal Amount Distributed to Class A Certificateholder                                          101.5904778

        Credit Enhancement Draw Amount                                                                                  0.00

DELINQUENCIES/FORECLOSURES

Class A-1
        Number of Mortgages 30 to 59 Days Delinquent                                                                      78
        Aggregate Principal Balances of Mortgages 30 to 59 Days Delinquent                                      3,673,747.31
        Number of Mortgages 60 to 89 Days Delinquent                                                                       8
        Aggregate Principal Balances of Mortgages 60 to 89 Days Delinquent                                        162,469.62
        Number of Mortgages 90 to 179 Days Delinquent                                                                      6
        Aggregate Principal Balances of Mortgages 90 to 179 Days Delinquent                                       191,030.54
        Number of Mortgages 180 or more Days Delinquent                                                                    1
        Aggregate Principal Balances of Mortgages 180 or more Days Delinquent                                      27,404.78
        Number of Mortgage Loans in Foreclosure                                                                           19
        Aggregate Principal Balances of Mortgage Loans in Foreclosure                                             969,179.93

        Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                                       0.00
        Aggregate Trust Balances of any Liquidated Loans in the Current Month                                           0.00

Class A-2
        Number of Mortgages 30 to 59 Days Delinquent                                                                       6
        Aggregate Principal Balances of Mortgages 30 to 59 Days Delinquent                                        669,376.90
        Number of Mortgages 60 to 89 Days Delinquent                                                                       1
        Aggregate Principal Balances of Mortgages 60 to 89 Days Delinquent                                        294,299.83
        Number of Mortgages 90 to 179 Days Delinquent                                                                      0
        Aggregate Principal Balances of Mortgages 90 to 179 Days Delinquent                                             0.00
        Number of Mortgages 180 or more Days Delinquent                                                                    0
        Aggregate Principal Balances of Mortgages 180 or more Days Delinquent                                           0.00
        Number of Mortgage Loans in Foreclosure                                                                            1
        Aggregate Principal Balances of Mortgage Loans in Foreclosure                                             196,058.94

        Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                                       0.00
        Aggregate Trust Balances of any Liquidated Loans in the Current Month                                           0.00

TOTAL DELINQUENCIES/FORECLOSURES

        Number of Mortgages 30 to 59 Days Delinquent                                                                      84
        Aggregate Principal Balances of Mortgages 30 to 59 Days Delinquent                                      4,343,124.21
        Number of Mortgages 60 to 89 Days Delinquent                                                                       9
        Aggregate Principal Balances of Mortgages 60 to 89 Days Delinquent                                        456,769.45
        Number of Mortgages 90 to 179 Days Delinquent                                                                      6
        Aggregate Principal Balances of Mortgages 90 to 179 Days Delinquent                                       191,030.54
        Number of Mortgages 180 or more Days Delinquent                                                                    1
        Aggregate Principal Balances of Mortgages 180 or more Days Delinquent                                      27,404.78
        Number of Mortgage Loans in Foreclosure                                                                           20
        Aggregate Principal Balances of Mortgage Loans in Foreclosure                                           1,165,238.87

        Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                                       0.00
        Aggregate Trust Balances of any Liquidated Loans in the Current Month                                           0.00

=============================================================================================================================

RESERVE FUND ACTIVITY

        Reserve Fund Beginning Balance                                                                                  0.00
        Reserve Fund Deposit                                                                                      306,930.36
        Reserve Bal Subtotal                                                                                      306,930.36
        Reserve Fund Reduction Amt                                                                                      0.00
        Reserve Fund Balance                                                                                      306,930.36

PRE-FUNDED ACCOUNT ACTIVITY

        Beginning Balance Pre-Funded Account                                                                            0.00
        Remaining Amount for Distribution to Classes                                                                    0.00
        Withdrawal for Subsequent Loan Purchase:                                                                        0.00
        Ending Balance Pre-Funded Account                                                                               0.00

        All Computations reflected in this Servicer Certificate were made in conformity with the Pooling and Servicing Agreement.

        The Attached Servicing Certificate is true and correct in all material respects.

        -------------------------------------------------------
        A Servicing Officer    Teri Martine

------------------------------------------------------------------------------------------------------------------
GREENPOINT MORTGAGE                                      STATEMENT TO NOTEHOLDERS
==================================================================================================================
Revolving Home Equity Loan           LIBOR:                6.62125%  Current Collection Period:  09/01/00-09/30/00
Asset-Backed Notes                   Margin:               0.30000%  P&S Agreement Date:             12/1/99
Series 1999-2                        Class A-1  Note Rate: 6.92125%  Original Closing Date:          12/22/99
                                     Class A-2  Note Rate: 7.00125%  Distribution Date:              10/16/00
                                                                     Record Date:                    10/15/00
                                        Interest Period              Pool Factor:                  81.5057819%
                                         09/15/00 thru
                                           10/15/00:          31

==================================================================================================================

                BALANCES
          Beginning HELOC Pool Balance                                                             177,168,728.35
          Beginning Second Lien Pool Balance                                                        40,095,559.54

          Beginning Class A-1 Note Balance -- CUSIP 395385AA5                                      172,170,394.98
          Beginning Class A-2 Note Balance -- CUSIP 395385AB3                                       38,981,757.18

          Ending Class A-1 Pool Balance                                                            169,874,532.27
          Ending Class A-2 Pool Balance                                                             37,041,086.56

          Ending Class A-1 Note Balance -- CUSIP                                                   164,465,757.28
          Ending Class A-2 Note Balance -- CUSIP                                                    35,749,120.70

          Additional Balances  Class A-1                                                             2,596,175.17
          Additional Balances  Class A-2                                                               620,053.01

          Number of all Retransferred Mortgage Loans (Current Retransfer Date)                                  0
          Retransferred Mortgage Loan Trust Balances (Current Retransfer Date)                               0.00
          Cumulative Number of all Retransferred Mortgage Loans (From Previous Distributions)                   0
          Cumulative Retransferred Mortgage Loan Trust Balances (From Previous Distributions)                0.00
          Number of all Subsequent HELOC Mortgage Loans (Current Date)                                          0
          Subsequent HELOC Mortgage Loan Asset Balance (Current Date)                                        0.00
          Number of all Subsequent Second Lien Mortgage Loans (Current Date)                                    0
          Subsequent Second Lien Mortgage Loan Asset Balance (Current Date)                                  0.00
          Number of all Subsequent HLTV Mortgage Loans (Current Date)                                           0
          Subsequent HLTV Mortgage Loan Asset Balance (Current Date)                                         0.00
          Cumulative Number of ALL Subsequent Mortgage Loans                                                    0
          Cumulative Subsequent Mortgage Loan Asset Balance                                                  0.00
          Class A-1 Cumulative Excess of Draws Over Principal Paydown                                        0.00

          Beginning Loan Count                                                                              4,879
          Ending Loan Count                                                                                 4,709


COLLECTION AMOUNTS Class A-1
          Aggregate of All Mortgage Collections                                                     11,661,383.05
          Total Mortgage Interest Collections                                                        1,844,832.10
          Servicing Fees (current collection period)                                                  (73,820.30)
               Mortgage Principal Collections                                                        9,890,371.25
               Pre-Funded Balance                                                                            0.00
                                                                                                             0.00

          Total Mortgage Principal Collections                                                       9,890,371.25

COLLECTION AMOUNTS Class A-2
          Aggregate of All Mortgage Collections                                                      4,093,951.05
          Total Mortgage Interest Collections                                                          436,131.54
          Servicing Fees (current collection period)                                                  (16,706.48)
               Mortgage Principal Collections                                                        3,674,525.99
               Pre-Funded Balance                                                                            0.00
                                                                                                             0.00
          Total Mortgage Principal Collections                                                       3,674,525.99

TOTAL COLLECTION AMOUNT
          Aggregate of All Mortgage Collections                                                     15,845,860.88
          Total Mortgage Interest Collections                                                        2,280,963.64
               Mortgage Principal Collections                                                       13,564,897.24
               Pre-Funded Balance                                                                            0.00

          Total Mortgage Principal Collections                                                      13,564,897.24

DISTRIBUTION AMOUNTS Class A-1
          Class A-1 Note    Interest                                                                 1,026,129.58
          Class A-1 Note    Unpaid Interest Shortfall (current cycle)                                        0.00
          Class A-1 Note    Reserve Fund Amount                                                        306,930.36

          Maximum Principal Payment                                                                  7,294,196.08
          Scheduled Principal Collection                                                                     0.00
          Accelerated Principal Distribution Amount                                                    410,441.62
          Loan Loss                                                                                          0.00
          Class A-1 Overcollateralization Deficit                                                            0.00
          Total Certificateholders Distribution Allocable to Principal                               7,704,637.70

DISTRIBUTION AMOUNTS Class A-2
          Class A-2 Note    Interest                                                                   235,015.33
          Class A-2 Note    Unpaid Interest Shortfall (current cycle)                                        0.00
          Class A-2 Note    Reserve Fund Amount                                                              0.00

          Maximum Principal Payment                                                                  3,054,472.98
          Scheduled Principal Collection                                                                     0.00
          Accelerated Principal Distribution Amount                                                    178,163.50
          Loan Loss                                                                                          0.00
          Class A-2 Overcollateralization Deficit                                                            0.00
          Total Certificateholders Distribution Allocable to Principal                               3,232,636.48

TOTAL DISTRIBUTION AMOUNT
          Class A Note Interest                                                                      1,261,144.91
          Class A Note Unpaid Interest Shortfall (current cycle)                                             0.00
          Class A Note  Reserve Fund Amount                                                            306,930.36

          Maximum Principal Payment                                                                 10,348,669.06
          Scheduled Principal Collection Payment                                                             0.00
          Accelerated Principal Distribution Amount                                                    588,605.12
          Overcollateralization Deficit                                                                      0.00
          Total Certificateholders Distribution Allocable to Principal                              10,937,274.18

LOSSES/RETRANSFERS

          Unpaid Class A-1 Note    Interest Shortfall Due (From Previous Distributions)                      0.00
          Unpaid Class A-2 Note    Interest Shortfall Due (From Previous Distributions)                      0.00
          Interest Earned on Shortfall @ applicable Certificate Rate                                         0.00
          Investor Loss Reduction Amount (From Previous Distributions)                                       0.00


DISTRIBUTION TO CERTIFICATEHOLDERS  (PER CERTIFICATE WITH A $1,000 DENOMINATION)

Class A-1
          Total Class A-1 Note Distribution Amount Allocable to Interest                                5.3091687
          Interest Distribution Amount                                                                  5.3091687
          Unpaid Note Interest Shortfall Included in Current Distribution                               0.0000000
          Unpaid Note Interest Shortfall Remaining after Current Distribution (Carryover)               0.0000000

          Total Class A-1 Note Distribution Amount Allocable to Principal                              39.8636021
          Maximum Principal Payment                                                                    37.7399875
          Scheduled Principal Collections Payment                                                       0.0000000
          Loan Loss                                                                                     0.0000000
          Accelerated Principal Distribution Amount                                                     2.1236146

Class A-2
          Total Class A-2 Note Distribution Amount Allocable to Interest                                4.4875946
          Interest Distribution Amount                                                                  4.4875946
          Unpaid Note Interest Shortfall Included in Current Distribution                               0.0000000
          Unpaid Note Interest Shortfall Remaining after Current Distribution (Carryover)               0.0000000

          Total Class A-2 Note Distribution Amount Allocable to Principal                              61.7268757
          Maximum Principal Payment                                                                    58.3248612
          Scheduled Principal Collections Payment                                                       0.0000000
          Loan Loss                                                                                     0.0000000
          Accelerated Principal Distribution Amount                                                     3.4020145

          Total Interest Amount Distributed to Class A Certificateholder                                9.7967633
          Total Principal Amount Distributed to Class A Certificateholder                             101.5904778

          Credit Enhancement Draw Amount                                                                     0.00

DELINQUENCIES/FORECLOSURES
Class A-1
          Number of Mortgages 31 to 60 Days Delinquent                                                         78
          Aggregate Principal Balances of Mortgages 31 to 60 Days Delinquent                         3,673,747.31
          Number of Mortgages 61 to 90 Days Delinquent                                                          8
          Aggregate Principal Balances of Mortgages 61 to 90 Days Delinquent                           162,469.62
          Number of Mortgages 91 to 180 or more Days Delinquent                                                 6
          Aggregate Principal Balances of Mortgages 91 to 180 or more Days Delinquent                  191,030.54
          Number of Mortgages 181 or more Days Delinquent                                                       1
          Aggregate Principal Balances of Mortgages 181 or more Days Delinquent                         27,404.78
          Number of Mortgage Loans in Foreclosure                                                              19
          Aggregate Principal Balances of Mortgage Loans in Foreclosure                                969,179.93

          Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                          0.00
          Aggregate Trust Balances of any Liquidated Loans in the Current Month                              0.00

Class A-2
          Number of Mortgages 31 to 60 Days Delinquent                                                          6
          Aggregate Principal Balances of Mortgages 31 to 60 Days Delinquent                           669,376.90
          Number of Mortgages 61 to 90 Days Delinquent                                                          1

          Aggregate Principal Balances of Mortgages 61 to 90 Days Delinquent                           294,299.83
          Number of Mortgages 91 to 180 or more Days Delinquent                                                 0
          Aggregate Principal Balances of Mortgages 91 to 180 or more Days Delinquent                        0.00
          Number of Mortgages 181 or more Days Delinquent                                                       0
          Aggregate Principal Balances of Mortgages 181 or more Days Delinquent                              0.00
          Number of Mortgage Loans in Foreclosure                                                               1
          Aggregate Principal Balances of Mortgage Loans in Foreclosure                                196,058.94

          Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                          0.00
          Aggregate Trust Balances of any Liquidated Loans in the Current Month                              0.00

TOTAL DELINQUENCIES/FORECLOSURES
          Number of Mortgages 31 to 60 Days Delinquent                                                         84
          Aggregate Principal Balances of Mortgages 31 to 60 Days Delinquent                         4,343,124.21
          Number of Mortgages 61 to 90 Days Delinquent                                                          9
          Aggregate Principal Balances of Mortgages 61 to 90 Days Delinquent                           456,769.45
          Number of Mortgages 91 to 180 or more Days Delinquent                                                 6
          Aggregate Principal Balances of Mortgages 91 to 180 or more Days Delinquent                  191,030.54
          Number of Mortgages 181 or more Days Delinquent                                                       1
          Aggregate Principal Balances of Mortgages 181 or more Days Delinquent                         27,404.78
          Number of Mortgage Loans in Foreclosure                                                              20
          Aggregate Principal Balances of Mortgage Loans in Foreclosure                              1,165,238.87

          Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                          0.00
          Aggregate Trust Balances of any Liquidated Loans in the Current Month                              0.00

==================================================================================================================

          Class A-1 Note Rate For Next Distribution        LIBOR     TBD                             #VALUE!

RESERVE FUND ACTIVITY

          Reserve Fund Beginning Balance                                                                     0.00
          Reserve Fund Deposit                                                                         306,930.36
          Reserve Bal Subtotal                                                                         306,930.36
          Reserve Fund Reduction Amt                                                                         0.00
          Reserve Fund Balance                                                                         306,930.36
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